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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
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        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 1999


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                             ENERGY EAST CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           NEW YORK                         1-14766              14-1798693
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


             P.O BOX 12904                               (518) 434-3049
         ALBANY, NY 12212-2904                  (Registrant's Telephone Number,
    (Address of Principal Executive                   Including Area Code)
               Offices)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On April 23, 1999, Energy East Corporation ("Energy East") and Connecticut Energy Corporation ("Connecticut Energy") announced that they have entered into an Agreement and Plan of Merger, dated as of April 23, 1999 (the "Merger Agreement"), pursuant to which Merger Co., a newly formed wholly owned subsidiary of Energy East, will merge with Connecticut Energy, with Merger Co. surviving the transaction.

         The Merger Agreement and the press release announcing the Merger Agreement are attached hereto as exhibits and are incorporated herein by reference.

Item 7.  Exhibits.

         2. Agreement and Plan of Merger, dated as of April 23, 1999, by and among Connecticut Energy Corporation, Energy East Corporation and Merger Co.

         99.  Press Release, dated April 23, 1999.





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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 26, 1999

                                              ENERGY EAST CORPORATION
                                                   (Registrant)


                                              By   /s/ Kenneth M. Jasinski
                                                --------------------------------
                                                 Kenneth M. Jasinski
                                                 Executive Vice President and
                                                     General Counsel











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                                  EXHIBIT LIST

         2. Agreement and Plan of Merger, dated as of April 23, 1999, by and among Connecticut Energy Corporation, Energy East Corporation and Merger Co.

         99.      Press Release, dated April 23, 1999.














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